SETTLEMENT AGREEMENT

         AGREEMENT dated as of May 12, 2000 by and among F&A Dairy Products, Inc., a Wisconsin corporation ("F&A"), Ferro Foods Corporation, a New York corporation ("Ferro"), Frank Gambino ("FG"), Frank Ferro, Sr. ("FF") and Liberty Food Group, LLC, a Delaware limited liability company ("Liberty").

                              W I T N E S S E T H :

         WHEREAS, a motion for a temporary restraining order was filed by F&A against Ferro and Liberty in the United States District Court, Western District of Wisconsin on February 22, 2000 (the "Action"), a copy of which is attached thereto as Exhibit A;

         WHEREAS, the parties hereto agreed to settle the Action pursuant to the terms and provisions of a letter agreement dated February 25, 2000 from Herrick, Feinstein LLP, counsel to Liberty, to Winthrop & Weinstine, P.A., counsel to F&A (the "Letter Agreement"), a copy of which is attached hereto as Exhibit B, and to incorporate the terms and provisions of the Letter Agreement into definitive settlement documentation;

         WHEREAS, the parties acknowledge that prior to the date hereof, the sum of $100,000 has been paid to F&A to be credited towards payment of the outstanding balance owed by Ferro to F&A (the "Prior Payment");

         WHEREAS, Liberty, Ferro, FG, FF and F&A desire to settle, and resolve the pending Action and any outstanding claims and disputes and other matters related to the dealings among them, and to confirm the terms and provisions of the Letter Agreement in this Agreement and the agreements attached hereto, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.        Settlement.

          Simultaneously upon the execution of this Agreement (the "Closing"):

          1. Ferro shall execute and deliver a promissory note in the principal amount of $1,063,123.09 (taking into account the Prior Payment and the payment being made simultaneously herewith under Section A.1. above) in favor of F&A (the "Note"), in the form attached hereto as Exhibit C;

          2. Liberty shall execute and deliver to F&A a Limited Guaranty, in the form attached hereto as Exhibit D;



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          3.        FG and FF, as  principals  of Ferro,  shall each execute and deliver to F&A, a Personal Guaranty of all payments due under the Note, in the form attached hereto as Exhibit E. Additionally, FG and FF shall pay to F&A upon the earlier to occur of (i) the expiration of the term of the Note or, (ii) the closing of the Real Estate Transactions (as defined in Section C.1. below), the amount of $__________, representing interest on the $1,717,310 at the rate of 9% per annum from January 1, 2000 until the date hereof;

          4. Ferro shall execute and deliver a Stock Pledge Agreement in favor of F&A, securing the Note by a pledge of stock of Liberty Group Holdings, Inc. ("Holdings"), in the form attached hereto as Exhibit F;

          5. F&A and Liberty shall execute and deliver a Label Repurchase Agreement, in the form attached hereto as Exhibit G;

          6. F&A will cause their counsel to execute and immediately file a stipulation dismissing and withdrawing the Action with prejudice, in the form attached hereto as Exhibit H.

2.        Business Dealings.

          1. During the four (4) week period commencing on the date hereof, F&A shall be entitled to receive from Liberty, on a weekly basis, a payment to be credited against the Note in the amount of the greater of (i) $100,000 or (ii) the amount owed for the actual order delivered and shipped by F&A during each such week.

          2. From and after the date hereof until May 1, 2000, F&A shall supply Liberty for all orders placed by Liberty to F&A on a 30-day credit basis. From and after May 1, 2000, such credit terms shall be reduced to a 21-day payment term.

          3. Commencing on May 1, 2000 and continuing for all orders placed until May 31, 2000, Liberty shall be entitled to receive from F&A a $.02 per pound discount on all orders placed with F&A other than with respect to orders for the Dan Palo label; provided, however, that if at the time of placing the order, Liberty is not current in its payment obligations to F&A, no discount will be available to Liberty.

3.        Available Proceeds; Collateral

          1. Upon the financing of any Real Estate Transactions (as such term is defined below), the available proceeds from any such Transaction shall be used first to pay the creditors of Ferro, including Liberty and F&A, pro ratably in proportion to their respective debts, which shall not be less than 50% of the proceeds to F&A. "Real Estate Transactions" shall mean the re-financing of real properties owned by the principals of Ferro and their affiliates and/or family members ("Ferro Principals") in Brooklyn, New York and New Jersey, after the second Medallion financing transaction.

          2. Upon the financing and/or hypothecation of any transactions with respect to the stock of Holdings which was paid to Ferro as consideration for its assets, the available proceeds shall be used to pay creditors of Ferro, including Liberty and F&A, pro ratably in proportion to their respective debts. 1.

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          3.        F&A shall become a mortgagee on the real estate owned by the
                    Ferro Principals, including without limitation the Queens and Brooklyn parcels, as set forth on Schedule 1 hereto. F&A acknowledges that Liberty has a $1,000,000 unfiled credit line mortgage which may be filed at anytime against said real estate.

4.        Confidentiality.

                    The parties acknowledge and agree that the terms of this settlement and all documents relating thereto are confidential and hereby covenant and agree that they, or any entity which they control, shall not disclose, directly or indirectly, to any third party the terms of this Agreement or any matter or information relating to or concerning this Agreement and all discussions and information provided in connection herewith and said matters and information shall be kept strictly confidential, except as required by applicable law, rule or regulation.

5.        Representations and Warranties.

          1. Each party hereto represents and warrants that (i) it has the full power and authority to enter into this Agreement and to execute and deliver all other documents in connection herewith, and the execution, delivery and performance of this Agreement and such other documents by such party will not violate the certificate of incorporation, by-laws, limited liability agreement or certificate of formation of any such party or any other agreement affecting any such party or any law, rule, order, ordinance or statute of any governmental authority having jurisdiction over such party; and (ii) the person signing below on behalf of such party represents that he is an officer of such entity and that he has been authorized to enter into this Agreement, and to execute all documents in connection herewith, and to do such other acts and things as may be necessary or appropriate for and consistent with carrying out the intent and purposes of this Agreement.

          2. Liberty represents and warrants that during the term of the Note, it will not sell, assign, transfer or otherwise dispose of all or substantially all of its assets, other than in the ordinary course of its business.

6.        Further Assurances

                    Each of the parties hereto agree to do such other and further acts and things, and to execute and deliver such instruments and documents at any time after the date hereof as any party hereto may reasonably request to effect the purposes and provisions of this Agreement.

7.        General

          1. This Agreement may be executed in two or more counterparts, each of which shall constitute on original, but all of which when taken together shall constitute one and the same instrument.

          2. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to conflict of law principles.

          3.        This  Agreement  shall  be  binding  upon  and  inure to the
                    benefit  of  the  parties,   and  their  respective   heirs,
                    successors, personal representatives, and assigns.

          4. This Agreement and the Letter Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supercedes all prior agreements or understandings among the parties related to the subject matter herein.

          5. No change or modification of this Agreement shall be valid, binding or enforceable as a party hereto unless the same shall be in writing and signed by the parties hereto.

          6. If any provision of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to the other parties or circumstances shall not be effected thereby and shall be enforced to the greatest extent permitted by applicable law.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                                     FERRO FOODS CORPORATION



                                              By:  /s/______________________
                                            Name:  Frank Ferro, Sr.,
                                           Title:  President


                                                     LIBERTY FOOD GROUP, LLC


                                              By:  LIBERTY GROUP HOLDINGS, INC.,
                                                   Managing Member


                                              By:  /s/______________________
                                            Name:  Barry L. Hawk,
                                           Title:  President


                                                   F&A DAIRY PRODUCTS, INC.


                                              By:  /s/______________________
                                            Name:
                                           Title:


                                                   /s/
                                                  -----------------------------
                                                  Frank Ferro, Sr., Individually


                                                   /s/
                                                  -----------------------------
                                                  Frank Gambino, Individually

                            INDIVIDUAL ACKNOWLEDGMENT


                                   STATE OF )
                                     ) ss.:
                                  COUNTY OF )

           On this day of March, 2000, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared Frank Ferro, Sr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within agreement and acknowledged to me that by his signature on the agreement, the individual executed the instrument.


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Signature and Office of individual
taking acknowledgment

[SEAL]



                            INDIVIDUAL ACKNOWLEDGMENT


                                   STATE OF )
                                     ) ss.:
                                  COUNTY OF )


           On this day of March, 2000, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared Frank Gambino, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within agreement and acknowledged to me that by his signature on the agreement, the individual executed the agreement.


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Signature and Office of individual
taking acknowledgment

[SEAL]

                                 ACKNOWLEDGMENT


                                   STATE OF )
                                     : ss.:
                                  COUNTY OF )


           On this day of March, 2000, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared Frank Ferro, Sr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within agreement and acknowledged to me that he executed the same in his capacity, on behalf of Ferro Foods Corporation, a New York corporation as the President thereof, and that by his signature on the agreement, the person or entity upon behalf of which the individual acted, executed the agreement.


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Signature and Office of individual
taking acknowledgment

[SEAL]

                                 ACKNOWLEDGMENT


                                   STATE OF )
                                     : ss.:
                                  COUNTY OF )


           On this day of March, 2000, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared Barry L. Hawk, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within agreement and acknowledged to me that he executed the same in his capacity, on behalf of Liberty Group Holdings, Inc., a Delaware corporation, and the managing member of Liberty Food Group, LLC, a Delaware limited liability company, as the President thereof, and that by his signature on the agreement, the person or entity upon behalf of which the individual acted, executed the agreement.


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Signature and Office of individual
taking acknowledgment

[SEAL]

                                 ACKNOWLEDGMENT


                                   STATE OF )
                                     : ss.:
                                  COUNTY OF )


           On this day of March, 2000, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within agreement and acknowledged to me that he executed the same in his capacity, on behalf of F&A Dairy Products, Inc. as the ____________________ [fill in capacity in which signing] thereof, and that by his signature on the agreement, the person or entity upon behalf of which the individual acted, executed the agreement.


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Signature and Office of individual
taking acknowledgment

[SEAL]